UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2017
Commission file number 001-11625
Pentair plc
(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

43 London Wall, London, EC2M 5TF, United Kingdom
(Address of principal executive offices)
Registrant's telephone number, including area code: 44-207-374-8925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 Completion of Acquisition or Disposition of Assets
On April 28, 2017, Pentair plc (“Pentair”) completed the sale of its Valves & Controls business to Emerson Electric Co. (“Emerson”) pursuant to a Share Purchase Agreement, dated as of August 18, 2016 (the “Purchase Agreement”), between Emerson and Pentair. Pursuant to the Purchase Agreement, Pentair received approximately $3.15 billion in cash from Emerson, subject to certain customary post-closing adjustments.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. There are representations and warranties contained in the Purchase Agreement that were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for the purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.
ITEM 9.01 Financial Statements and Exhibits

(a)	Not applicable

(c)
Pro Forma Financial Statements. Pentair’s financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 21, 2017, present the Valves & Controls business as discontinued operations and the related assets and liabilities have been reclassified as held for sale for all periods presented. Consequently, pro forma financial statements, which give effect to the disposition of the Valves & Controls business, are not required to be filed with this Current Report on Form 8-K.

(c)	Not applicable

(d)	Exhibits
The following exhibit is being filed herewith:

Exhibit	Description
2.1
Share Purchase Agreement, dated August 18, 2016, by and between Emerson Electric Co. and Pentair plc (incorporated by reference to Exhibit 2.1 to Pentair plc’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 25, 2016 (File No. 001-11625)).*

* Certain schedules and exhibits have been omitted and Pentair plc agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules and exhibits upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 28, 2017.

PENTAIR PLC
Registrant

By	/s/ Angela D. Jilek
Angela D. Jilek
Senior Vice President, General Counsel and Secretary

PENTAIR PLC
Exhibit Index to Current Report on Form 8-K
Dated April 28, 2017

Exhibit Number	Description
2.1
Share Purchase Agreement, dated August 18, 2016, by and between Emerson Electric Co. and Pentair plc (incorporated by reference to Exhibit 2.1 to Pentair plc’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 25, 2016 (File No. 001-11625)).*

* Certain schedules and exhibits have been omitted and Pentair plc agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules and exhibits upon request.